UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period:   10/31/12

Item 1.  Reports to Stockholders.

Semi-Annual Report

October 31, 2012

CMG ABSOLUTE RETURN STRATEGIES FUND

CLASS A SHARES - CMGTX

CLASS I SHARES - CMGOX

CMG TACTICAL EQUITY STRATEGY FUND

CLASS A SHARES - SCOTX

CLASS I SHARES – SCOIX

MANAGER CLASS SHARES - SCTMX

1-866-CMG-9456

www.CMGARSFunds.net

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Absolute Return Strategies Fund or CMG Tactical Equity Strategy Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for our strategy and what we believe is the best way for you to position the CMG Absolute Return Strategies Fund and/or CMG Tactical Equity Strategy Fund within your portfolio(s).   Additionally, I share my view on the overall direction of the U.S. equity and fixed income markets.

CMG Absolute Return Strategies Fund Update

The Fund (Class A shares) returned +0.21% over the past six months (April 30, 2012 through October 31, 2012) net of fees. The Morningstar Multi-Alternative fund category, the Fund’s peer group, returned +0.20% over the past six months (April 30, 2012 through October 31, 2012).  The benchmark for the Fund, the HFRI Macro Systematic Diversified Index, returned -2.12% over six months (April 30, 2012 through October 31, 2012).

The Fund was positive over the past six months with the CMG SR Treasury Bond Program (“CMG SR”) and the CMG Managed High Yield Bond Program (“CMG HY”) generating positive returns.  The positive contribution was offset by losses in the Scotia Partners Growth S&P Plus Program (“Scotia”) and the Traub Capital FX Program (“Traub FX”).

CMG SR was short 30 year Treasury bond exposure the majority of the quarter after trading from a long position in August.  The strategy maintained a 100% short position through the end of October and remained in a modest short position through December.

CMG HY was primarily long high yield bonds during the past six months benefiting from positive money flows into bond funds as investors searched for higher yields.  The strategy moved to cash in late September and reentered back into the high yield market shortly after the exit.  The strategy has performed very well this year and been a consistent driver of returns every quarter for the Fund.  We see several important fundamental factors supporting HY:  high yield spreads are higher than historical trends, default rates remain low, the new issue calendar is light and investor demand remains very strong.

The Traub FX Strategy was positioned long US dollar for the majority of the year.  The quantitative model continued to identify the short end of the yield curve as the primary factor driving currency movements as has been the case for most of the year.  Historically, this has been the case during periods of global economic stress that drives assets into safe haven currencies, typically the US Dollar and the Japanese Yen.  Traub FX remained short Aussie, Canadian Dollar, Euro and UK Pound Sterling and took losses as risk assets rallied after further monetary stimulus was provided by central banks in Japan, Europe and the US.

An update on the performance of the Scotia Partners Growth S&P Plus Program is provided below.  The strategy has an allocation in the Fund portfolio but it is also the primary investment strategy for the CMG Tactical Equity Strategy Fund.

CMG Tactical Equity Strategy Fund Update

The Fund (Class A shares) returned -9.83% over the past six months (April 30, 2012 through October 31, 2012), net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned -0.93% over that same period (April 30, 2012 through October 31, 2012).  The benchmark for the Fund, the Barclays Equity Long/Short Index, returned +0.31% over that same period (April 30, 2012 through October 31, 2012).

The CMG Tactical Equity Strategy Fund is a single strategy fund that provides shareholders direct exposure to the Scotia Partners Growth S&P Plus Program (“Scotia”).  Scotia is a quantitative based short term equity trading strategy that trades the market either directionally long or directionally short via the S&P 500 Index E-mini futures.  There are two main components to the strategy:  the core model seeks to identify the intermediate and long-term trend of the S&P 500 and then trade in the direction of the markets defined up or down trend.  The second component looks for mean reversion trades that seek to take advantage of both overbought and oversold market environments.  In an overbought market environment as measured by the model, the strategy will short the market.  The reverse is true in an oversold market environment.

For the majority of the past six months, Scotia traded with a long bias as the model identified the S&P 500 to be in an up trend.  May proved to be a challenging month for Scotia as the strategy traded with a long bias as the equity markets quickly reversed trend.  The strategy incurred the majority of its year-to-date loss decline in May.

Technically, in an up trending environment, Scotia waits for a down day within the up trend to initiate a trade.  Scotia then exits the trade on a positive S&P 500 performance day and waits for another down day within the up trend to initiate a new long trade.  The reverse is true in a confirmed down trending market.  The strategy waits for an up day within the down trend to initiate a short biased S&P 500 Index trade.  Trades tend to averaged 1 to 3 days.  Since the inception of the strategy both components of the strategy have a win rate (% of profitable trades) of approximately 70%.

Scotia is a disciplined trading strategy with the ability to profit in both up and down trending market environments.  The strategy typically performs best in strong trending environments interspersed with counter-trend days.  Historically the strategy has demonstrated little correlation to the general equity and fixed income markets.  We believe an allocation to the strategy is an important risk diversifier within a well constructed and deeply diversified portfolio.

Market Outlook

Equity markets were lifted during the past six months by another round of quantitative easing from the ECB, the Bank of Japan and the Federal Reserve.  The Federal Reserve, in a move that has been dubbed QE Infinity, has moved once again to support asset prices and try to kick-start the stalled U.S. economy.  We believe the global issues are structural in nature and that action by the Fed, as well as the other major central banks, while providing a short-term boost, pales in comparison to depth of the global debt and entitlement crisis.  We are in the age of deleveraging as debt relative to GDP has reached unsustainable and unmanageable levels.

The apparent fix is to create an unending amount of currency units via printing.  Whether it is the dollar, the Euro, Yen or Yuan, history is riddled with post printing inflation crisis.  We believe there are significant “unintended consequences” that will unfold in the years immediately ahead.

We believe that by including tactical, risk managed trading strategies and actively hedging more traditional portfolio allocations may better help investors navigate the series of storms we believe remain ahead.  Harry Markowitz defined Modern Portfolio Theory as “a mathematical formulation of the concept of diversification in investing, with the aim of seeking a collection of investment assets that has collectively lower risk than any individual asset.”   With the creation of innovative investment tools, we believe all investors now have the ability to create robust portfolios that meet Dr. Markowitz’s definition.  We believe it is important to combine a collection of non-correlating strategies each with the ability to drive favorable returns.  Of course, there is no single investment that can ever guarantee return or point to past performance as proof of future return.

Looking forward, we believe that 2013 will be a difficult year for both the equity and fixed income markets.  Equity market valuations as measured by Shiller PE (based on trailing earnings) are uncomfortably high and dividend yields are low.  The combination projects lower forward returns.  To be clear, we believe the U.S. will experience a difficult recession in 2013.  Equity markets historically perform poorly in recessions.  Investment risk tends to be elevated and we believe investors should focus on risk management and seek solutions with the potential to profit.

We believe fixed income markets are also likely to be volatile as the risk of a sovereign default (Greece) has escalated and the debt crisis in southern Europe will spread north to France.  In the U.S., the decisions surrounding the fiscal cliff and the debt ceiling will create volatility in interest rates.  We believe the strategies in both the CMG Absolute Return Strategies Fund and the CMG Tactical Equity Strategy Fund are well positioned to generate returns and provide meaningful risk diversification to investor portfolios.

Within the CMG Absolute Return Strategies Fund there are currently four core strategies.

•

The CMG SR strategy has the ability to trade Treasury bonds either directionally long or directionally short and the strategy has shown the ability to generate returns in both rising and falling interest rate environments.

•

The Traub FX Currency Trading Strategy remains positioned for a risk adverse market and historically the strategy has been very successful in identifying these periods and profiting from them (i.e. 2000, 2003, 2007-2008).

•

The CMG HY trades in and out of High Yield bond exposure and maintains a strict focus on risk management.  Historically, High Yield bonds do not perform well in recession and we hope to side step the decline enabling the strategy to reenter back into high yield bond exposure at lower prices and higher yields.  .  Risk management is important as the ability to minimize loss with principal largely preserved to participate in the favorable post recession recovery in the high yield bond market.

•

While Scotia has had a historically challenging year, we believe the strategy has edge and offers important risk diversification.

While the economic backdrop remains challenging, we believe both the CMG Absolute Return Strategies Fund and the CMG Tactical Equity Fund are positioned to profit.  The Funds strategies are quantitative and systematic trading strategies and are not dependent on a fundamental view in order to drive return.  As such, they may generate return if we are correct or incorrect in our global economic view.

(There is no guarantee that any investment will achieve its objectives, generate positive returns, or avoid losses.)

We appreciate your investment in CMG Funds and look forward to working with you for many years to come.

Kindest regards,

Stephen B. Blumenthal
Portfolio Manager
December 1, 2012

2056-NLD-12/27/2012

Additional Index Disclosure:  The HFRI Macro Systematic Diversified Index Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These Strategies normally focus on instruments that are highly liquid with short holding periods. There should be no more that 35% exposure to currencies or commodities across the portfolio.  The Morningstar Multi-Alternative Category:  This category of funds offers investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  An average Gross short exposure is greater than 20%.  S&P 500 Total Return:  is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.  Barclays Capital U.S. Aggregate Bond Index:  covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.Source: barclayhedge.com.  The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange-traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.   The Barclays Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Definitions:  Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value.  Short: Any sale that is completed by the delivery of a security borrowed by the seller.  Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2012
Shares	Security	Market Value
	MUTUAL FUNDS - 50.55%
	DEBT FUND - 50.55%
1,348,702	Artio Global High Income Fund, Class A	$ 13,891,626
807,294	Rydex Series Funds - Government Long Bond 1.2x Strategy Fund, Investor Class	13,853,167
		27,744,793

	TOTAL MUTUAL FUNDS	27,744,793
	( Cost - $27,602,235)

	SHORT-TERM INVESTMENTS - 46.46%
	MONEY MARKET FUND - 20.21%
10,866,936	Federated Prime Cash Obligation Fund, Institutional Shares, 0.14% +	10,866,936
226,322	Rydex Series US Government Money Market Fund, Money Market Class, 0.00% +	226,322

Par Value		11,093,258
	U.S. GOVERNMENT - 26.25%
$1,850,000	United States Treasury Bill, 0.00%, due 12/6/12 ^	1,849,834
12,560,000	United States Treasury Bill, 0.00%, due 1/24/13 ^	12,557,185
		14,407,019

	TOTAL SHORT-TERM INVESTMENTS	25,500,277
	( Cost - $25,500,277)

	TOTAL INVESTMENTS - 97.01%
	( Cost - $53,102,512) (a)	$ 53,245,070
	OTHER ASSETS IN EXCESS OF LIABILITIES - 2.99%	1,642,575
	NET ASSETS - 100.00%	$ 54,887,645

	+ Money market fund; interest rate reflects seven-day yield on October 31, 2012.
	^ Segregated as collateral for futures contracts.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $53,155,301
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 116,743
	Unrealized Depreciation:	(26,974)
	Net Unrealized Appreciation:	$ 89,769

The accompanying notes are an integral part of these financial statements.
CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2012
		Unrealized
Long (Short)		Appreciation
Contracts	OPEN LONG FUTURE CONTRACTS	(Depreciation)
7	Japanese Yen Futures December 2012	$ (20,625)
	(Underlying Face Amount at Value $1,097,338)
	TOTAL OPEN LONG FUTURES CONTRACTS	(20,625)

	OPEN SOLD FUTURE CONTRACTS
(93)	Australian Dollar Future December 2012	(40,630)
	(Underlying Face Amount at Value $9,616,200)
(7)	British Pound Future December 2012	(4,256)
	(Underlying Face Amount at Value $705,556)
(6)	Canadian Dollar Future December 2012	5,280
	(Underlying Face Amount at Value $599,280)
(74)	Euro Fx Future December 2012	(26,000)
	(Underlying Face Amount at Value $11,997,250)
(18)	Mexican Peso Future December 2012	14,000
	(Underlying Face Amount at Value $684,720)
(5)	New Zealand Dollar Future December 2012	(3,250)
	(Underlying Face Amount at Value $409,850)
(2)	South African Rand Future December 2012	1,975
	(Underlying Face Amount at Value $114,630)
(1)	USD/CZK December 2012	(2,056)
	(Underlying Face Amount at Value $100,100)
(1)	USD/NOK December 2012	923
	(Underlying Face Amount at Value $100,100)
(2)	USD/SEK December 2012	(1,464)
	(Underlying Face Amount at Value $199,800)
	TOTAL OPEN SOLD FUTURES CONTRACTS	(55,478)
	TOTAL NET UNREALIZED DEPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ (76,103)

Notional amounts are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts traded by the Fund are based.  While notional amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund's futures contracts, the underlying price changes in relation to the variables specified by the notional amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Equity Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2012
Par Value	Security	Market Value
	BONDS & NOTES - 2.78%
	BANKS - 0.46%
$300,000	Royal Bank of Canada, 2.10%, due 7/29/13	$ 303,636

	BEVERAGES - 0.92%
300,000	Coca-Cola Co., 0.75%, due 11/15/13	301,197
300,000	PepsiCo, Inc., 0.88%, due 10/25/13	301,575
		602,772
	DIVERSIFIED FINANCIAL SERVICES - 0.93%
300,000	General Electric Capital Corp., 1.88%, due 9/16/13	303,642
300,000	General Electric Capital Corp., 2.80%, due 1/8/13	301,299
		604,941
	TELECOMMUNICATIONS - 0.47%
300,000	Verizon Communications, Inc., 1.25%, due 11/3/14	304,368

	TOTAL BONDS & NOTES	1,815,717
	( Cost - $1,813,055)
Shares
	SHORT-TERM INVESTMENTS - 92.92%
	MONEY MARKET FUND - 79.13%
51,651,204	Federated Prime Cash Obligation Fund, Institutional Shares, 0.00% +	51,651,204

Par Value
	U.S. GOVERNMENT - 13.79%
$9,000,000	United States Treasury Bill, 0.00%, due 12/6/12	8,999,190

	TOTAL SHORT-TERM INVESTMENTS	60,650,394
	( Cost - $60,650,394)

	TOTAL INVESTMENTS - 95.70%
	( Cost - $62,463,449) (a)	$ 62,466,111
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.30%	2,804,387
	NET ASSETS - 100.00%	$ 65,270,498

	+ Money market fund; interest rate reflects seven-day yield on October 31, 2012.
	(a) Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $62,463,449 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 2,688
	Unrealized Depreciation:	(26)
	Net Unrealized Appreciation:	$ 2,662

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2012
	CMG Absolute Return Strategies Fund	CMG Tactical Equity Strategy Fund

Assets:
Investments in Securities at Value (identified cost $53,102,512 and $62,463,449, respectively)	$ 53,245,070	$ 62,466,111
Deposits with Broker	909,465	2,779,565
Dividends and Interest Receivable	75,643	14,753
Receivable for Fund Shares Sold	38,359	158,883
Prepaid Expenses and Other Assets	1,504,337	53,645
Total Assets	55,772,874	65,472,957

Liabilities:
Payable to custodian	285,651	-
Payable for Fund Shares Redeemed	415,323	110,987
Due to Broker - Variation Margin	76,103	-
Accrued Advisory Fees	89,899	26,651
Accrued Distribution Fees	12,888	13,077
Payable to Other Affiliates	5,365	17,042
Accrued Expenses and Other Liabilities	-	34,702
Total Liabilities	885,229	202,459

Net Assets	$ 54,887,645	$ 65,270,498

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$ 29,306,139	$ 4,450,668
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,135,352	538,940
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$ 9.35	$ 8.26
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	$ 9.92	$ 8.76

Class I Shares:
Net Assets	$ 25,581,506	$ 11,039,332
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	2,722,735	1,333,384
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$ 9.40	$ 8.28

Manager Class Shares:
Net Assets		$ 49,780,498
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)		6,000,194
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share		$ 8.30

Composition of Net Assets:
At October 31, 2012, Net Assets consisted of:
Paid-in-Capital	$ 55,333,058	$ 68,454,956
Accumulated Net Investment Loss	(531,762)	(164,164)
Accumulated Net Realized Gain (Loss) From Security Transactions	19,894	(3,022,956)
Net Unrealized Appreciation (Depreciation) on:
Investments	142,558	2,662
Futures	(76,103)	-
Net Assets	$ 54,887,645	$ 65,270,498

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2012

	CMG Absolute Return Strategies Fund	CMG Tactical Equity Strategy Fund

Investment Income:
Dividend Income	$ 513,944	$ -
Interest Income	9,892	18,609
Total Investment Income	523,836	18,609

Expenses:
Investment Advisory Fees	634,105	100,076
Distribution Fees- Class A	75,906	26,323
Administration Fees	43,731	18,304
Transfer Agent Fees	20,997	3,245
Fund Accounting Fees	20,520	16,459
Registration and Filing Fees	27,725	17,644
Printing Expense	6,369	9,302
Chief Compliance Officer Fees	7,519	2,441
Custody Fees	6,050	4,962
Audit Fees	8,177	14,531
Legal Fees	10,082	5,162
Trustees' Fees	2,773	2,773
Non 12b-1 Shareholder Servicing Fees	625	5,208
Insurance Expense	2,521	695
Miscellaneous Expenses	1,008	1,008
Total Expenses	868,108	228,133
Less: Fees Waived by Adviser	-	(55,325)
Net Expenses	868,108	172,808
Net Investment Loss	(344,272)	(154,199)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	449,505	-
Futures Contracts	(1,038,580)	(2,704,247)
Net Change in Unrealized Appreciation (Depreciation):
Investments	176,975	2,662
Futures Contracts	585,655	-
Net Realized and Unrealized Gain (Loss) on Investments	173,555	(2,701,585)

Net Decrease in Net Assets Resulting From Operations	$ (170,717)	$ (2,855,784)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Absolute Return Strategies Fund		CMG Tactical Equity Strategy Fund
	For the Six Months	For the Year	For the Six Months	For the Period
	Ended	Ended	Ended	Ended
	October 31, 2012	April 30, 2012	October 31, 2012	April 30, 2012**
Operations:	(Unaudited)		(Unaudited)
Net Investment Loss	$ (344,272)	$ (1,402,742)	$ (154,199)	$ (9,965)
Net Realized Gain (Loss) on Investments and Futures Contracts	(589,075)	2,632,769	(2,704,247)	(318,709)
Net Change in Unrealized Appreciation (Depreciation) on
Investments and Futures Contracts	762,630	(1,095,749)	2,662	-
Net Increase (Decrease) in Net Assets
Resulting From Operations	(170,717)	134,278	(2,855,784)	(328,674)

Distributions to Shareholders From:
Return of Capital
Class A	-	(1,507,536)	-	-
Class C	-	(96,708)	-	-
Class I	-	(2,028,706)	-	-
Net Realized Gains
Class A	-	(1,414,240)	-	-
Class C	-	(90,723)	-	-
Class I	-	(1,903,158)	-	-
Total Distributions to Shareholders	-	(7,041,071)	-	-

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	1,843,632	16,638,546	3,372,299	1,908,955
Exchange from Class C	2,487,710	-	-	-
Distributions Reinvested	-	2,665,576	-	-
Cost of Shares Redeemed	(10,650,436)	(101,221,675)	(490,832)	(52,989)
Total Class A Transactions	(6,319,094)	(81,917,553)	2,881,467	1,855,966

Class C Shares:
Proceeds from Shares Issued	38,461	768,714	-	-
Exchange to Class A	(2,487,710)	-	-	-
Distributions Reinvested	-	163,059	-	-
Cost of Shares Redeemed	(238,652)	(2,267,253)	-	-
Total Class C Transactions	(2,687,901)	(1,335,480)	-	-

Class I Shares:
Proceeds from Shares Issued	6,801,627	74,301,496	9,122,889	5,509,808
Distributions Reinvested	-	3,596,961	-	-
Cost of Shares Redeemed	(48,810,808)	(5,536,812)	(2,342,556)	(189,755)
Total Class I Transactions	(42,009,181)	72,361,645	6,780,333	5,320,053

Manager Class Shares***:
Proceeds from Shares Issued	-	-	57,329,606	-
Distributions Reinvested	-	-	-	-
Cost of Shares Redeemed	-	-	(5,712,469)	-
Total Manager Class Transactions	-	-	51,617,137	-
Net Increase (Decrease) in Net Assets Resulting From
Beneficial Interest Transactions	(51,016,176)	(10,891,388)	61,278,937	7,176,019

Increase (Decrease) in Net Assets	(51,186,893)	(17,798,181)	58,423,153	6,847,345

Net Assets:
Beginning of Period	106,074,538	123,872,719	6,847,345	-
End of Period*	$ 54,887,645	$ 106,074,538	$ 65,270,498	$ 6,847,345

* Includes accumulated net investment loss of:	$ (531,762)	$ (187,490)	$ (164,164)	$ (9,965)
**Commencement of Operations on February 28, 2012
***Commencement of Operations on August 30, 2012

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	CMG Absolute Return Strategies Fund		CMG Tactical Equity Strategy Fund
	For the Six Months	For the Year	For the Six Months	For the Period
	Ended	Ended	Ended	Ended
	October 31, 2012	April 30, 2012	October 31, 2012	April 30, 2012**
Share Activity:	(Unaudited)		(Unaudited)
Class A Shares:
Shares Sold	195,520	1,688,523	408,023	195,787
Exchanges from Class C	261,864	-	-	-
Shares Reinvested	-	285,394	-	-
Shares Redeemed	(1,127,946)	(10,148,416)	(59,257)	(5,613)
Net increase (decrease) in shares of beneficial interest outstanding	(670,562)	(8,174,499)	348,766	190,174

Class C Shares:
Shares Sold	4,138	80,228	-	-
Exchanges to Class A	(266,288)	-	-	-
Shares Reinvested	-	17,743	-	-
Shares Redeemed	(26,677)	(233,647)	-	-
Net increase (decrease) in shares of beneficial interest outstanding	(288,827)	(135,676)	-	-

Class I Shares:
Shares Sold	715,986	7,441,408	1,052,626	577,550
Shares Reinvested	-	384,291	-	-
Shares Redeemed	(5,248,032)	(570,918)	(276,327)	(20,465)
Net increase in shares of beneficial interest outstanding	(4,532,046)	7,254,781	776,299	557,085

Manager Class Shares***:
Shares Sold	-	-	6,667,739	-
Shares Reinvested	-	-	-	-
Shares Redeemed	-	-	(667,545)	-
Net increase in shares of beneficial interest outstanding	-	-	6,000,194	-

**Commencement of Operations on February 28, 2012
***Commencement of Operations on August 30, 2012

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Absolute Return Strategies Fund
	Class A
	Six Months		Year	Year	Year
	Ended		Ended	Ended	Ended
	October 31, 2012		April 30, 2012	April 30, 2011	April 30, 2010*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.33		$ 9.99	$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.02)		(0.15)	(0.13)	(0.17)
Net gain (loss) from securities
(both realized and unrealized)	0.04		0.15	0.49	(0.20)
Total from operations	0.02		0.00	0.36	(0.37)

Distributions to shareholders from:
Return of capital	-		(0.34)	-	-
Net realized gains	-		(0.32)	-	-
Total distributions	-		(0.66)	-	-

Net Asset Value, End of Period	$ 9.35		$ 9.33	$ 9.99	$ 9.63

Total Return (b)	0.21%	(f)	0.06%	3.74%	(3.70)%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 29,306		$ 35,512	$ 119,680	$ 105,869
Ratio of expenses to average net assets (c)	2.61%	(e)	2.52%	2.51%	2.67%	(e)
Ratio of net investment loss
to average net assets (c)(d)	(1.12)%	(e)	(1.47)%	(1.39)%	(1.72)%	(e)
Portfolio turnover rate	1,697%	(f)	3,502%	4,523%	4,424%	(f)

__________
* Class A shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Absolute Return Strategies Fund
	Class I
	Six Months		Period
	Ended		Ended
	October 31, 2012		April 30, 2012 *
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.36		$ 9.96

Increase (Decrease) From Operations:
Net investment loss (a)	(0.03)		(0.03)
Net gain from securities
(both realized and unrealized)	0.07		0.09
Total from operations	0.04		0.06

Distributions to shareholders from:
Return of capital	-		(0.34)
Net realized gains	-		(0.32)
Total distributions	-		(0.66)

Net Asset Value, End of Period	$ 9.40		$ 9.36

Total Return (b)	0.43%	(f)	0.67%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 25,582		$ 67,916
Ratio of expenses to average net assets (c)	2.17%	(e)	2.17%	(e)
Ratio of net investment loss
to average net assets (c)(d)	(0.77)%	(e)	(0.53)%	(e)
Portfolio turnover rate	1,697%	(f)	3,502%	(f)

__________
* Class I shares commenced operations on October 20, 2011.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Equity Strategy Fund
	Class A		Class I		Manager Class
	Six Months	Period	Six Months	Period	Period
	Ended	Ended	Ended	Ended	Ended
	October 31, 2012	April 30, 2012 *	October 31, 2012	April 30, 2012 *	October 31, 2012*
	(Unaudited)		(Unaudited)		(Unaudited)
Net Asset Value, Beginning of Period	$ 9.16	$ 10.00	$ 9.17	$ 10.00	$ 8.60

Increase (Decrease) From Operations:
Net investment loss (a)	(0.27)	(0.03)	(0.40)	(0.03)	(0.09)
Net loss from securities
(both realized and unrealized)	(0.63)	(0.81)	(0.49)	(0.80)	(0.21)
Total from operations	(0.90)	(0.84)	(0.89)	(0.83)	(0.30)

Net Asset Value, End of Period	$ 8.26	$ 9.16	$ 8.28	$ 9.17	$ 8.30

Total Return (b)(g)	(9.83)%	(8.40)%	(9.71)%	(8.30)%	(3.49)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,451	$ 1,741	$ 11,039	$ 5,106	$ 49,780
Ratio of gross expenses to average net assets (c)(e)(f)	2.94%	9.51%	2.72%	9.38%	1.97%
Ratio of net expenses to average net assets (c)(f)	2.25%	2.25%	1.85%	1.85%	0.51%
Ratio of net investment loss
to average net assets (c)(d)(f)	(2.15)%	(2.25)%	(1.75)%	(1.85)%	(0.37)%
Portfolio turnover rate (g)	0%	0%	0%	0%	0%

__________
* Class A and I shares commenced operations on February 28, 2012. Manager Class commenced operations on August 30, 2012.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund's expenses, total returns would have been lower.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(f) Annualized.
(g) Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

October 31, 2012

1.

ORGANIZATION

CMG Absolute Return Strategies Fund (“Absolute Fund”) and CMG Tactical Equity Strategy Fund (“Tactical Fund”)(collectively, the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as non-diversified, open-end management investment companies.

The Funds currently offer Class A and Class I shares. Class C shares were offered by the Absolute Fund at net asset value through August 31, 2012. On August 15, 2012, the Board of Trustees of Northern Lights Fund Trust voted to suspend the sale of Class C Shares of the Absolute Fund and outstanding Class C shares were exchanged for Class A shares of the Fund as of August 31, 2012.  The Tactical Fund also offers the Manager Class shares.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I  and Manager Class shares are offered at net asset value. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.  The investment objective of Absolute Fund is to generate absolute return. Class A and Class C of Absolute Fund commenced operations on May 1, 2009.  Class I of Absolute Fund commenced operations on October 20, 2011.     The investment objective of Tactical Fund is to generate capital appreciation in rising and falling markets. Class A and Class I of Tactical Fund commenced operations on February 28, 2012.  The Manager Class of Tactical Fund commenced operations on August 30, 2012.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Exchange traded futures are valued at the settlement price determined by the exchange.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process -  The applicable investments are valued collectively via inputs from the fair value team.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2012 for the Funds’ assets and liabilities measured at fair value:

Absolute Fund:

	Level 1	Level 2	Level 3	Total
Assets*
Mutual Funds	$ 27,744,793	$ -	$ -	$ 27,744,793
Short-Term Investments	11,093,258	14,407,019	-	25,500,277
Total Assets	$ 38,838,051	$ 14,407,019	$ -	$ 53,245,070
Liabilities*
Derivative Instruments**	$ 76,103	$ -	$ -	$ 76,103
Total Liabilities	$ 76,103	$ -	$ -	$ 76,103

Tactical Fund:

	Level 1	Level 2	Level 3	Total
Assets*
Bonds & Notes	$ -	$ 1,815,717	$ -	$ 1,815,717
Short-Term Investments	51,651,204	8,999,190	-	60,650,394
Total Assets	$ 51,651,204	$ 10,814,907	$ -	$ 62,466,111

* Refer to Portfolio of Investments for industry classification.

**Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2012.

The Funds did not hold any Level 3 securities during the year.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of October 31, 2012:

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

Absolute Fund:

Statements of Assets and Liabilities	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on foreign currency	Payables, Net Assets -
contracts	Unrealized Depreciation	$ (76,103)*

$ (76,103)

*Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2012.

The effect of Derivative Instruments on the Statements of Operations for the six months ended October 31, 2012:

Absolute Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	$ (557,825)	$ 585,655

Futures on equity	Net realized gain (loss) on future contracts/ Net change in
contracts	unrealized appreciation (depreciation) on futures contracts	(480,755)	-

Total		$ (1,038,580)	$ 585,655

Tactical Fund:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net realized loss on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	$ (2,704,247)	$ -

The derivative instruments outstanding as of October 31, 2012 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Futures Contracts – The Funds are subject to foreign currency exchange rate and interest rate risk in the normal course of pursuing their investment objectives.  To manage foreign currency risk, the Funds may purchase or sell futures contracts.  Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Funds receive from or pay to the broker a

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Funds recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are included in the Funds’ Portfolio of Investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2010-2011) or expected to be taken in the Funds’ 2012 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% and 1.50% of the average daily net assets of the Absolute Fund and Tactical Fund, respectively.  For the six months ended October 31, 2012, the Adviser earned advisory fees of $634,105 for the Absolute Fund and $222,880 for the Tactical Fund.  The Adviser has voluntarily agreed to waive its management fee for the Manager Class of the Tactical Fund.  The Adviser voluntarily waived $122,804 of its advisory fee.  The Adviser manages a portion of the Funds’ portfolio directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Anchor Capital Management Group, Inc. (through August 17, 2012), Scotia Partners, Ltd. and Traub Capital Management, LLC.  The Adviser pays each sub-adviser a portion of its advisory fee.  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Funds, at least until August 31, 2013, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, distribution and shareholder servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Absolute Fund’s average daily net assets of Class A and Class I attributable to such class of shares and 1.85%, 1.85% and 0.60% of the Tactical Fund’s average daily net assets of Class A, Class I and Manager Class, respectively, attributable to such class of shares.  During the period ended October 31, 2012, $0 and $55,325 was waived by the Adviser for the Absolute Fund and Tactical Fund, respectively.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of October 31, 2012, $93,993 of fee waivers or expense reimbursements was subject to recapture by the Adviser for the Tactical Fund which expire in 2015.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Funds may pay up to 0.40% and for Class A and 1.00% for Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the six months ended October 31, 2012, $75,906 and $26,323 were accrued under the Plan for the Absolute Fund and Tactical Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended October 31, 2012, the Distributor received underwriter commissions of $11,204 for sales of Class A shares, of which $1,529 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Each Fund also pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) – GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For the provision of these services, GemCom receives customary fees from the Funds.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months ended October 31, 2012 amounted to $570,200,142 and $598,567,440, respectively, for the Absolute Fund and $1,821,412 and $0, respectively, for the  Tactical Fund.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended April 30, 2012 was as follows:

	Ordinary	Long-Term	Return
	Income	Capital Gain	of Capital	Total
Absolute Fund	$ 3,399,067	$ 9,054	$ 3,632,950	$ 7,041,071
Tactical Fund	-	-	-	$ -

As of April 30, 2012, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post-October	Capital	Unrealized	Total
	Ordinary	Long-Term	& Late	Loss Carry	Appreciation/	Accumulated
	Income	Gains	Year Losses	Forwards	(Depreciation)	Earnings/(Deficits)
Absolute Fund	$ -	$ -	$ (187,490)	$ -	$ (87,206)	$ (274,696)
Tactical Fund	-	-	(328,674)	-	-	(328,674)

The difference between book basis and tax basis unrealized appreciation for the Absolute Fund is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Absolute Fund	$ 187,490
Tactical Fund	9,965

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Tactical Fund incurred and elected to defer such capital losses of $318,709.

Permanent book and tax differences for the Absolute Fund, primarily attributable to the reclass of net operating losses and partnership adjustments, resulted in reclassification for the period ended April 30, 2012 as follows: a decrease in accumulated net investment losses of $1,215,252 and a decrease in accumulated net realized gains from security transactions of $1,215,252.

6.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Tactical Fund currently invests a portion of its assets in Federated Prime Cash Obligation Fund, (the “Federated Fund”).  The Tactical Fund may redeem its investment from the Federated Fund at any time if the Adviser determines that it is in the best interest of the Tactical Fund and its shareholders to do so.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

October 31, 2012

The performance of the Tactical Fund may be directly affected by the performance of the Federated Fund .  The financial statements of the Federated Fund, including the portfolio of investments, can be found at www.federatedinvestors.com or the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Tactical Fund’s financial statements.  As of October 31, 2012 the percentage of the Tactical Fund’s net assets invested in the Federated Fund was 79.13%.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

8.

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has determined that there were no subsequent events to report through the issuance of these financial statements.

CMG Funds

EXPENSE EXAMPLE (Unaudited)

October 31, 2012

As a shareholder of the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
Class A	Funds Annualized Expense Ratio	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period*	Ending Account Value 10/31/12	Expenses Paid During Period*
CMG Absolute Return Strategies Fund	2.61%	$1,000.00	$1,002.10	$13.19	$1,012.02	$13.26
CMG Tactical Equity Strategy Fund	2.25%	$1,000.00	$901.70	$10.78	$1,013.86	$11.42

Class I
CMG Absolute Return Strategies Fund	2.17%	$1,000.00	$1,004.30	$10.97	$1,014.26	$11.02
CMG Tactical Equity Strategy Fund	1.85%	$1,000.00	$902.90	$8.87	$1,015.88	$9.40

Manager Class
CMG Tactical Equity Strategy Fund	0.51%	$1,000.00	$965.10	$0.85**	$1,022.63	$2.60

* Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2012 (184) divided by the number of days in the fiscal year (365).

** Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended October 31, 2012 (62) divided by the number of days in the fiscal year (365).

Renewal of Advisory Agreement- CMG Absolute Return Strategies Fund*

In connection with the December 14, 2011 meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement, discussed the renewal of an investment advisory agreement between CMG Capital Management Group, Inc. (the “Adviser”) and the Trust, on behalf of the CMG Absolute Return Strategies Fund (the “Fund”).

Nature, Extent and Quality of Services.  The Trustees then discussed the nature of the firm’s operations, the quality of the adviser’s compliance infrastructure and the experience of its fund management personnel.   The Board then reviewed financial information for the firm provided by the adviser.  The Trustees concluded that the adviser had provided a level of service consistent with the Board’s expectations.

Performance. The Board then considered the past performance of the Fund and compared the Fund’s performance with that of its benchmark index and the performance of a peer group of similarly managed funds.  The Board noted that the Fund had outperformed the S&P 500 Index for the 3- and 6-month periods ended October 31, 2011, but had underperformed the HFRI Macro Systematic Diversified Index and peer group average for the since inception period.  The Board also considered the past performance of a composite of the adviser’s accounts using certain strategies related to the Fund and composites of accounts of each sub-adviser with respect to the strategies employed for the Fund.  The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses. The Board then considered the advisory fees paid by the Fund and the Fund’s expense ratio and compared the fees and expenses to those of a peer group of similarly managed funds.  The Board noted that the Fund’s advisory fee was significantly higher than the average for funds in Morningstar’s Multi-Alternative Category; however, the Board considered that, unlike many funds in the category, CMG’s adviser actively manages the selection of the Fund’s sub-advisers, which each receive 0.50% from the adviser.  The Board further noted that the adviser expected to terminate the sub-advisory agreement for one of the Fund’s sub-advisers in the near future based on the sub-adviser’s performance.  The Board considered that CMG effectively earns 1.25% for the selection, oversight, and management of the Fund’s sub-advisers.  The Board also considered that the Fund’s advisory fee is lower than the fees charged by the adviser for its separate accounts. Additionally, the Board considered the fees charged by three of the sub-advisers for separate accounts or other funds that they manage.  The Trustees concluded that the Fund’s advisory fee, as well as the overall expense ratio, was reasonable.

Profitability.  The Board considered the anticipated profits to be realized by the adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered that there were no ancillary profits to be realized by the Adviser from other activities related to the Fund.  The Board discussed at length with counsel what level of profitability was determined to not be excessive based on published case law and the reports of investment advisers that are public companies.  The Trustees concluded that because of the expense limitation agreement and expected asset levels, the Board was satisfied that the adviser’s level of profitability from its relationship with the Fund would not be excessive.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  The Trustees noted that because of the Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee is reasonable and that approval of the agreement for an additional year is in the best interests of the Trust and the shareholders of the Fund.

Renewal of Sub-Advisory Agreements*

In connection with a regular meeting held on December 14, 2011, the Board of the Trust discussed the renewal of sub-advisory agreement between Anchor Capital Management Group, Inc, Scotia Partners, LTD. and Traub Capital Management, LLC (each a “Sub-Adviser”, collectively, the “Sub-Advisers”) and the Adviser to manage CMG Absolute Return Strategies Fund (the “Sub-Advisory Agreements”). In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements.

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Advisers’ operations, the quality of each Sub-Advisers’ compliance infrastructure and the experience of their  fund management personnel.  The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the past performance of the Fund and compared the performance of its benchmark index and a peer group of similarly managed funds.  The Board also considered the past performance of a composite of each sub-adviser with respect to the strategies employed for the Fund. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board considered the sub-advisory fees paid by the Adviser to each Sub-Adviser.   The Trustees also considered the sub-advisory fees charged by Anchor and Scotia for their respective separate accounts and Traub for management of a separate fund in the Trust.  The Trustees, including the Independent Trustees, concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were reasonable.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board considered the profits realized by the Sub-Advisers in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Sub-Advisers from other activities related to the Fund.  The Board discussed appropriate levels of profitability with counsel.  The Trustees, including the Independent Trustees, concluded that because of the Fund’s expense limitation agreement and its asset levels, they were satisfied that in each case the Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

 Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the renewal of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures are fair and reasonable, and that renewal of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders.

Subsequent Event Note:

Following the December 14, 2011 renewal of the sub-advisory agreement between Anchor Capital Management Group, Inc. (“Anchor”) and CMG Capital Management Group, Inc. (the “Adviser”) (the “Sub-Advisory Agreement”), on or about August 17, 2012 Anchor and the Adviser terminated their relationship with respect to the Sub-Advisory Agreement and the Fund.  Accordingly, Anchor is no longer managing any portion of the assets of the CMG Absolute Return Strategies Fund (the “Fund”), and the Adviser does not expect to allocate any of the Fund’s assets to Anchor to manage in the future.  All references to “Anchor” have been removed from the Fund’s prospectus and SAI.  The Fund is now advised by the Adviser and sub-advised by Scotia Partners, LTD. and Traub Capital Management, LLC, pursuant to sub-advisory agreements approved by the Board on December 14, 2011.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of Advisory Agreement –CMG Tactical Equity Strategy Fund*

In connection with the November 18, 2011 meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement, discussed the approval of an investment advisory agreement between CMG Capital Management Group, Inc. (CMG or the “Adviser”) and the Trust, and the approval of an investment sub-advisory agreement between CMG and Scotia Partners, Ltd. (“Scotia” or the “Sub-Adviser”), each on behalf of the CMG Tactical Equity Strategy Fund (the “Fund”).

Nature, Extent and Quality of Services.  The Trustees reviewed that the Adviser previously had provided the Trustees with materials related to its proposed advisory agreement with NLFT, including information on the firm's investment strategies executed for its existing clients, including CMG Absolute Return Strategies Fund.  A presentation was given by a representative of the Adviser regarding the Fund's investment strategies.  The Trustees discussed the nature of the Adviser's operations, the quality of its compliance infrastructure and the experience of its fund management personnel, including experience advising an existing NLFT Fund using the same Sub-Adviser.  The Board reviewed financial information provided by the Adviser in the Board materials.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because the Adviser has not yet begun advising the Fund, the Trustees could not consider the investment performance.  Additionally, the Board noted that the prior performance of CMG Absolute Return Strategies Fund does not provide meaningful investment performance information because the strategy is not comparable to that of the Fund.  The Board also noted that the Adviser did not have accounts that are substantially similar to the proposed Fund to provide investment performance information.  The Board concluded the proposed investment strategy and the Adviser's investment process suggests it is qualified to manage the Fund.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.50% annual advisory fee for the Fund, based on the average net assets of the Fund.  The Trustees concluded that the Fund's advisory fee, while slightly above average, is in a range of reasonable fees when compared to a group of similar mutual funds that employ a long/short equity strategy.  The Trustees further noted that because the Adviser will employ a Sub-Adviser at its own expense and employ a tactical approach which may command a significant amount of the Adviser’s resources no identical fund comparison was available but that the proposed advisory fees were acceptable in light of the quality of the services the Fund expected to receive from the Adviser and indirectly from the Sub-Adviser.  The Board also noted the Fund's projected total expenses, after taking into account the effect of an expense limitation to be provided by the Adviser, were very near the average of fees when compared to the level of fees paid by a reference group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board considered the profits to be realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered that there were no ancillary profits to be realized by the Adviser from other activities related to the Fund. The Trustees also noted that any forecast of profits is speculative.  The Trustees concluded that because of the Fund's expected asset level, the potential impact of the expense limitation provided by the Adviser, the additional expenses to be incurred by the Adviser related to the Sub-Adviser, the Board was satisfied that the Adviser's level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the Advisory Agreement and concluded that the advisory fees are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Approval of Sub-Advisory Agreement –Scotia Partners, Ltd.*

Nature, Extent and Quality of Services.  The Trustees noted that the Sub-Adviser previously had provided the Trustees with materials related to its proposed sub-advisory agreement with CMG, including information on the firm's investment strategies executed for its existing clients, including CMG Absolute Return Strategies Fund.  The Trustees discussed the nature of the Sub-Adviser's operations, the quality of its compliance infrastructure and the experience of its fund management personnel, including sub-advising CMG Absolute Return Strategies Fund.  The Board reviewed financial information provided by the Sub-Adviser in the Board materials.  The Trustees concluded that the Sub-Adviser has the ability to provide a level of sub-advisory service consistent with the Board's expectations.

Performance.  Because the Sub-Adviser has not yet begun advising the Fund, the Trustees could not consider the investment performance.  However, the Board considered past performance of the Sub-Adviser using the equity long/short strategy to be employed for the Fund.  The Board concluded that the past performance summary appeared to be reasonably representative of the other accounts managed by the Sub-Adviser and demonstrates above-index historical performance.  The Trustees agreed that the Sub-Adviser's past performance suggests it is qualified to serve as Sub-Adviser to the Fund.

Fees and Expenses.  The Board noted that the Adviser would pay the Sub-Adviser a 0.50% annual advisory fee based on the average net assets of the Fund.  The Trustees noted that the sub-advisory fee was within a range of reasonable fees and the Trustees concluded that the sub-advisory fee, as well as the Fund's overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Sub-Adviser.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of the sub-advisory advisory agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board considered the profits to be realized by the Sub-Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the sub-advisory management of the Fund.  The Trustees also noted that any forecast of profits is speculative.  The Trustees concluded that because of the Fund's expected asset level, the Board was satisfied that the Sub-Adviser's level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the sub-advisory agreement and concluded that the sub-advisory fee is reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc. 1000 Continental Drive, Suite 570 King of Prussia, Pennsylvania 19406
Administrator	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

\

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

 17605 Wright Street •Suite 2 • Omaha, NE 68130

1-866-CMG-9456

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

 (a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/10/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/10/13